UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported): August 2, 2016
___________________
WRIGHT MEDICAL GROUP N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 521 4777
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 2, 2016, Wright Medical Group N.V. (Wright) issued a press release announcing financial results for the quarter ended June 26, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.
Unless the context otherwise requires, references to "Wright," the "company," "we," "our" or "us" in this report refer to Wright Medical Group N.V. and its subsidiaries. References to "legacy Wright" refer to Wright Medical Group, Inc. and its subsidiaries and references to "legacy Tornier" refer to Tornier N.V. and its subsidiaries, in each case prior to the merger between Wright Medical Group, Inc. and Tornier N.V. (the merger or the Wright/Tornier merger).
Wright is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the United States Securities and Exchange Commission (SEC). This information shall not be deemed to be filed with the SEC for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the United States Securities Act of 1933, as amended (Securities Act), except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, Wright makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1. This report shall not be incorporated into any future filings by Wright under the Securities Act or the Exchange Act.
To supplement our consolidated financial statements prepared in accordance with United States generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, several of which are included in the press release furnished as Exhibit 99.1 to this report. The press release includes the following non-GAAP financial measures: combined pro forma net sales; combined pro forma net sales, on a constant currency basis; net income from continuing operations, as adjusted; EBITDA from continuing operations, as adjusted; cash earnings, as adjusted; cash earnings, as adjusted, per diluted share; and gross margins, as adjusted. In each case, our non-GAAP financial measures refer to results from continuing operations.
For internal budgeting and resource allocation process, our management uses financial information that does not include:

1.	non-cash inventory step-up amortization;

2.	product rationalization costs;

3.	non-cash interest expense on convertible notes;

4.	non-cash loss on extinguishment of debt;

5.	mark-to-market adjustments of derivatives;

6.	transaction and transition costs;

7.	cost associated with management changes;

8.	BioMimetic contingent value right (CVR) mark-to-market adjustments;

9.	contingent consideration fair value adjustment;

10.	legal settlement;

11.	cost associated with new convertible debt;

12.	IRS settlement; and

13.	income tax effects of the foregoing.

Additionally, for internal budgeting process and evaluation of net sales performance, management uses net sales on a constant currency basis. To measure net sales on a constant currency basis, it is necessary to remove the impact of changes in foreign currency exchange rates, which affects the comparability and trend of net sales. Net sales, on a constant currency basis, is calculated by translating current period results at prior period average foreign currency exchange rates.
For internal budgeting and resource allocation process, management uses pro forma measures to evaluate performance when certain acquisitions occur. Historical data reflects results of acquired businesses only after the acquisition dates, while pro forma data enhances comparability of financial information between periods by adjusting the data as if the acquisitions occurred at the beginning of the preceding year or period.
For internal budgeting and resource allocation process, management also uses EBITDA, EBITDA, as adjusted, and cash earnings, as adjusted. EBITDA is calculated by adding back to net loss from continuing operations charges for interest, benefit (provision) from income taxes, depreciation, and amortization expenses. EBITDA, as adjusted, is calculated by excluding non-cash share-based compensation expense, non-operating income and expense, as well as the applicable adjustments numbered above, from EBITDA. Cash earnings, as adjusted, is calculated by adding back to net loss from continuing operations charges for non-cash amortization expenses, net of taxes, as well as the applicable adjustments numbered above.

We use these non-GAAP financial measures in making operating decisions because we believe these measures provide meaningful supplemental information regarding our core operational performance and give us a better understanding of how we should invest in research and development activities and how we should allocate resources to both ongoing and prospective business initiatives. We use these measures to help make budgeting and spending decisions, for example, between research and development and selling, general and administrative expenses. Additionally, management is evaluated on the basis of some of these non-GAAP financial measures when determining achievement of their performance incentive plan compensation targets. Further, these non-GAAP financial measures facilitate management’s internal comparisons to both our historical operating results and to our competitors’ operating results by factoring out potential differences caused by charges not related to our regular, ongoing business, including without limitation, non-cash charges, certain large and unpredictable charges, acquisitions and dispositions, legal settlements, and tax positions.
As described above, we exclude the following items from one or more of our non-GAAP financial measures for the following reasons:
Foreign currency impact on net sales. We excluded the foreign currency impact on net sales compared to prior period from our non-GAAP measure, primarily because it is not reflective of our ongoing operating results, and it is not used by management for internal budgeting process and evaluation of net sales performance. We further believe that excluding this item is useful to investors in that it allows for period-over-period comparability.
Non-cash inventory step-up amortization. We excluded inventory step-up amortization associated with our acquisitions from our non-GAAP measures, primarily because it is not reflective of ongoing operating results, and it is not used by management to assess the core profitability of our business operations. Additionally, because this is a non-cash expense, it does not impact our operational performance, liquidity, or our ability to invest in research and development and to fund acquisitions and capital expenditures. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Product rationalization costs. We excluded product rationalization costs from our non-GAAP financial measures, primarily because such costs are not reflective of our ongoing operating results and are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Non-cash interest expense on convertible notes. We excluded the non-cash interest expense on convertible notes from our non-GAAP financial measures, primarily because it is a non-cash expense. We believe that it is useful to investors to understand our operational performance, liquidity, and our ability to invest in research and development and to fund acquisitions and capital expenditures. While interest expense associated with the amortization of the debt discount constitutes an ongoing and recurring expense, such expense is excluded from our non-GAAP financial measures because it is not an expense that requires cash settlement and is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Non-cash loss on extinguishment of debt. We excluded the non-cash loss on extinguishment of debt from our non-GAAP financial measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Mark-to-market adjustment of derivatives. We excluded the adjustment of the mark-to-market adjustments on derivatives from our non-GAAP financial measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Transaction and transition costs. We excluded the transaction and transition costs associated with acquisitions and mergers, including the Wright/Tornier merger and the divestiture of legacy Wright's hip/knee (OrthoRecon) business, from our non-GAAP financial measures, primarily because such costs are not reflective of our ongoing operating results and are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Cost associated with management changes. We excluded the costs associated with changes in management from our non-GAAP measures, primarily because such costs are not reflective of our ongoing operating results and are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

BioMimetic CVR mark-to-market adjustments. We excluded the adjustment of the mark-to-market adjustments on the contingent value rights associated with acquired assets and liabilities from our BioMimetic acquisition from our non-GAAP financial measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that such exclusion allows for period-over-period comparability.
Contingent consideration fair value adjustment. We excluded the fair value adjustment of our contingent consideration from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.
Legal settlement. We excluded legal settlement from our non-GAAP financial measures, primarily because it is not reflective of our ongoing operating results and is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Costs associated with new convertible debt. We excluded costs associated with our new convertible debt from our non-GAAP financial measures, primarily because such costs are not reflective of our ongoing operating results and are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
IRS settlement. We excluded interest income and a tax benefit related to the resolution of an IRS tax audit from our non-GAAP financial measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding these items from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Income tax effects of the foregoing. This amount is used to present each of the amounts described above, except for foreign currency exchange rate impact on net sales, on an after-tax basis consistent with the presentation of net income, as adjusted.
These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive or standard set of accounting rules or principles. Accordingly, the calculation of our non-GAAP financial measures may differ from the definitions of other companies using the same or similar names limiting, to some extent, the usefulness of such measures for comparison purposes. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with our financial results as determined in accordance with GAAP. These measures should only be used to evaluate our financial results in conjunction with the corresponding GAAP measures. Accordingly, we qualify our use of non-GAAP financial information in a statement when non-GAAP financial information is presented.
All of the historical non-GAAP financial measures used in our press release are reconciled to the most directly comparable GAAP measure. With respect to our 2016 financial guidance regarding adjusted EBITDA from continuing operations and adjusted cash earnings per share from continuing operations, we cannot provide a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort due to our inability to make accurate projections and estimates related to certain information needed to calculate some of the adjustments. However, we have described in the press release the anticipated differences between these non-GAAP financial measures and the most directly comparable GAAP measure qualitatively.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group N.V. on August 2, 2016 announcing financial results for the quarter ended June 26, 2016 (furnished herewith)

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K, including the exhibit hereto, includes forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “intend,” “could,” “may,” “will,” “believe,” “estimate,” “look forward,” “forecast,” “goal,” “target,” “project,” “continue,” “outlook,” “guidance,” “future,” other words of similar meaning and the use of future dates. Forward-looking statements in this report include, but are not limited to, statements about the company’s anticipated financial results for 2016, including net sales from continuing operations, adjusted EBITDA from continuing operations and adjusted cash earnings per share from continuing operations; anticipated sales and cost synergies and dis-synergies and the timing thereof; the company’s expectations regarding the market size and continued sales growth of its extremities and biologics products; the benefits of its merger with Tornier and integration efforts and progress; the anticipated closing of the sale of its large joints business to Corin, the company’s expectations regarding legacy Wright's insurance and metal-on-metal litigation and the company’s ability to create significant shareholder value. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this report is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the failure to integrate the businesses and realize net sales synergies and cost savings from the merger with Tornier or delay in realization thereof; operating costs and business disruption as a result of the merger, including adverse effects on employee retention and sales force productivity and on business relationships with third parties; integration costs; actual or contingent liabilities; adverse effects of diverting resources and attention to the proposed sale of the large joints business; the adequacy of the company’s capital resources and need for additional financing; the timing of regulatory approvals and introduction of new products; physician acceptance, endorsement, and use of new products; failure to achieve the anticipated benefits from approval of AUGMENT® Bone Graft; the effect of regulatory actions, changes in and adoption of reimbursement rates; product liability claims and product recalls; pending and threatened litigation; risks associated with international operations and expansion; fluctuations in foreign currency exchange rates; other business effects, including the effects of industry, economic or political conditions outside of the company’s control; reliance on independent distributors and sales agencies; competitor activities; changes in tax and other legislation; and the risks identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K for the year ended December 27, 2015 filed by Wright with the SEC on February 23, 2016 and Wright’s Quarterly Report on Form 10-Q for the quarter ended June 26, 2016 to be filed by Wright with the SEC on August 2, 2016. Investors should not place considerable reliance on the forward-looking statements contained in this report. Investors are encouraged to read Wright’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this report speak only as of the date of this report, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2016

WRIGHT MEDICAL GROUP N.V.

By: /s/ Lance A. Berry
Name: Lance A. Berry
Title: Senior Vice President and Chief Financial Officer

WRIGHT MEDICAL GROUP N.V. CURRENT REPORT ON FORM 8-K EXHIBIT INDEX

Exhibit Number	Description	Method of Filing
99.1	Press release issued by Wright Medical Group N.V. on August 2, 2016 announcing financial results for the quarter ended June 26, 2016	Furnished herewith